Exhibit 10.21
AMENDMENT TO COMMERCIAL LOAN AGREEMENT
(INCLUDING JOINDER OF ADDITIONAL BORROWERS)
     THIS AMENDMENT dated as of September 27, 2007 is made to and a part of the Commercial Loan Agreement and Addendum thereto (the “CLA Addendum”) dated March 30, 2006 (the “Loan Agreement”) by and between BROOKE CREDIT CORPORATION (“LENDER”) and SUNCOAST HOLDINGS, INC., a Delaware corporation (“SH”), BRANDYWINE INSURANCE HOLDINGS, INC., a Delaware corporation (“BIH”), and PATRIOT RISK SERVICES, INC., a Delaware corporation (“PRS”).
     WHEREAS, SH, BIH and PRS have collectively executed the Loan Agreement and related “Loan Documents” (as defined in the Loan Agreement) dated March 30, 2006, including, but not limited to, a Commercial Promissory Note (the “Original Note”), Guaranty of Steven M. Mariano (the “Guaranty”), Commercial Security Agreement (the “Security Agreement”) and Stock Pledge Agreement (the “Pledge Agreement”), together with a Consent dated August 2, 2007;
     WHEREAS, the Loan Agreement and other Loan Documents (i) name the Borrower as SunCoast Holdings, Inc., Brandywine Insurance Holdings, Inc. and Patriot Risk Services, Inc. and (ii) refer to a principal loan amount of $8,652,000.00;
     WHEREAS, the parties desire to (i) join SunCoast Capital, Inc., Patriot Risk Management, Inc. and Patriot Risk Management of Florida, Inc. as additional borrowers (hereinafter the “Additional Borrowers” and, together with SH, BIH and PRS, the “Borrower”) and (ii) have Lender make an incremental $5,768,000.00 term loan to the Borrower and thereby increase the principal amount of the loan outstanding under the Loan Documents from $8,033,172.47 to $13,801,172.47; and
     WHEREAS, it is also the intention of the parties (i) to confirm and continue the security interests originally granted to Lender by SH, BIH and PRS and (ii) for additional security interests to be granted by the Additional Borrowers to Lender.
     NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the sufficiency and receipt of which are acknowledged, it is agreed as follows:
     1. Capitalized terms used but not defined herein are used with the meanings assigned to them in the Loan Documents.
     2. The term “Borrower”, as defined in the Loan Agreement and each other Loan Document, is hereby amended to mean and include “SunCoast Holdings, Inc., Brandywine Insurance Holdings, Inc., SunCoast Capital, Inc., Patriot Risk Services, Inc., Patriot Risk Management, Inc. and Patriot Risk Management of Florida, Inc.”, and each reference in the Loan Agreement and the other Loan Documents shall be deemed a reference to each of the foregoing entities individually and collectively and jointly and severally.

     3. Borrower hereby acknowledges receipt on the date hereof of $5,768,000.00, representing the proceeds of the incremental term loan referred to above (such incremental term loan being evidenced by a Commercial Promissory Note dated the date hereof and executed by Borrower (the “New Note”)). Borrower represents, warrants and agrees that all such proceeds shall be used solely for the following purposes: (i) $5,000,000.00 for a capital injection from SH to GIC; (ii) $500,000.00 to enable Borrower to purchase a Borrower’s Assistance Plan from and in favor of Brooke Capital Advisors, Inc., a Delaware corporation (“BCA”), pursuant to such documentation as BCA may require in its sole and absolute discretion; (iii) $168,000.00 for the payment of all loan, origination and other transaction-related fees that are payable by Borrower to Lender; and (iv) $100,000 to National Capital Advisors for the payment of consulting fees.
     4. The sections of the Loan Agreement entitled “Borrower Name and Address,” “Loan Description,” “Loan Structure,” “Fees” and “Loan Proceeds” are hereby deemed to be amended to incorporate by reference the terms of the incremental term loan, the New Note and the use of proceeds thereof as set forth in this Amendment and the New Note, and the “Borrower’s Name and Address” section of the Original Note is hereby deemed to be amended to include the names of SunCoast Capital, Inc., Patriot Risk Management, Inc. and Patriot Risk Management of Florida, Inc.
     5. Paragraph 11 of the CLA Addendum is amended and restated in its entirety to read as follows:
     “11. PREPAYMENT PREMIUM. Any promissory note(s) executed by Borrower which evidence the Loan(s) shall provide for a prepayment premium equal to the Prepayment Percentage (as defined herein) of the principal loan balance Borrower prepays. The “Prepayment Percentage” shall be 10% from March 30, 2006 through March 29, 2007, 8% from March 30, 2007 through March 29, 2008, and 6% from March 30, 2008 through March 29, 2009. This prepayment premium shall not apply after March 30, 2009.”
     6. Paragraph 8(g) of the CLA Addendum is amended to add the following at the end of the clause after the words “attached hereto as Exhibit II”:
     “within thirty (30) days after notice from the Lender of such amendment or deviation; provided, however, no Event of Default shall be deemed to have occurred under this paragraph 8(g) if any such amendment or deviation is reasonably capable of being cured and same is in fact cured within 45 days after notice from Lender.”
     7. The enumerated events constituting a “Default” as set forth in the Original Note, the New Note, the Security Agreement and the New Security Agreements (as defined below) shall be superseded and replaced by the enumerated “Events of Default” set forth in paragraph 8 of the CLA Addendum, except for clause (4) of said Notes stating “any other creditor of mine attempts to collect any debt I owe him through court proceedings”, which Default provision shall remain in effect and not be superseded.
     8. Each of SunCoast Capital, Inc., Patriot Risk Management, Inc. and Patriot Risk Management of Florida, Inc., as Additional Borrowers, shall as of the date hereof, together with SH, BIH and PRS, become party to the Loan Agreement, the Original Note, the New Note, the new Commercial Security Agreements dated the date hereof (the “New Security Agreements”) and the other Loan Documents (to the extent applicable) as “Borrower”, with the same effect as if each such Additional Borrower had originally executed each such Loan Document. Further, each such Additional Borrower hereby agrees that from the date hereof until payment in full of the principal of and interest on the Loans made under the Loan Documents and the performance of all of its other obligations thereunder, it (i) shall assume, perform, comply with and be bound by each of the covenants, obligations, conditions and other provisions of the Loan Agreement and other Loan Documents applicable to “Borrower” thereunder, including, but not limited to, the joint and several obligation to pay amounts owing on the Original Note, and (ii) hereby grants to Lender a security interest in its property as described in the New Security Agreements to secure the payment and performance of the Loans and all of such Additional Borrower’s other obligations and liabilities to Lender. Without limiting the generality of the foregoing, each Additional Borrower hereby represents and warrants that (a) it has received a true and correct copy of the Loan Documents as in effect on the date hereof, (b) the representations and warranties of Borrower contained in the Loan Documents are hereby made by such Additional Borrower as the date hereof and are true and correct, (c) the Loan Agreement, the Original Note, the New Note, the New Security Agreements and the other Loan Documents constitute the legal, valid and binding obligations of such Additional Borrower enforceable (jointly and severally) against such Additional Borrower in accordance with their respective terms. Each Borrower entity hereby represents and warrants that no Default or Event of Default under the Loan Documents has occurred and is continuing.
     9. This Amendment may be affixed to each and every Loan Document as evidence of the amendment thereof in accordance with the above terms; provided, that failure to so affix this Amendment shall not affect the validity or enforceability thereof.
     10. Unless specifically amended hereby, all provisions, terms and conditions in the Loan Agreement and the other Loan Documents shall otherwise remain unaltered and in full force and effect, and the respective terms, conditions and covenants thereof are hereby ratified and confirmed in all respects as originally executed. Upon effectiveness of this Amendment, all references to the Loan Agreement or other Loan Documents shall be a reference to the Loan Agreement and Loan Documents as amended hereby, and all references in the Loan Documents to “commercial promissory note,” “promissory note” or “note” shall be deemed to refer to each and every promissory note at any time issued by any Borrower entity to Lender, including the Original Note and the New Note, as from time to time further amended or replaced.
     11. This Amendment shall be construed and governed by the laws of the State of Kansas, except to the extent that the laws of a jurisdiction other than the State of Kansas are required to govern any enforcement or foreclosure action with respect to any of the Collateral.

     12. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
[signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWER:		LENDER:
SUNCOAST HOLDINGS, INC.,		BROOKE CREDIT CORPORATION,
a Delaware corporation		a Delaware corporation

By:	/s/ Steven M. Mariano	By:	/s/ Michael S. Lowry
Name:	Steven M. Mariano	Name:	Michael S. Lowry
Title:	President and Chief Executive Officer	Title:	President & CEO

BRANDYWINE INSURANCE
HOLDINGS, INC.,
a Delaware corporation

By:	/s/ Steven M. Mariano
Name:	Steven M. Mariano
Title:	President and Chief Executive Officer

SUNCOAST CAPITAL, INC.,
a Delaware corporation

By:	/s/ Steven M. Mariano

Name:	Steven M. Mariano
Title:	President and Chief Executive Officer

PATRIOT RISK MANAGEMENT, INC.,
a Delaware corporation

By:	/s/ Steven M. Mariano

Name:	Steven M. Mariano
Title:	Chairman & EVP

PATRIOT RISK SERVICES, INC.,
a Delaware corporation

By:	/s/ Steven M. Mariano

Name:	Steven M. Mariano
Title:	Chairman & EVP

PATRIOT RISK MANAGEMENT OF FLORIDA, INC.
a Delaware corporation

By:	/s/ Steven M. Mariano
Name:	Steven M. Mariano
Title:	Chairman & EVP

CONSENT OF GUARANTOR
The undersigned, as guarantor of all debt and obligations of Borrower to Lender under the Guaranty, hereby acknowledges and consents to the above-referenced Amendment.

/s/ Steven M. Mariano
Steven M.Mariano, individually

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